Exhibit 99.3

 Strategic Update  James P. Gorman, Chairman and Chief Executive Officer January 17, 2017

 Notice  The information provided herein may include certain non-GAAP financial measures. The reconciliation of such measures to the comparable GAAP figures are included in this presentation, or in Company’s Annual Report on Form 10-K, Definitive Proxy Statement, Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K, as applicable, including any amendments thereto, which are available on www.morganstanley.com.This presentation may contain forward-looking statements including the attainment of certain financial and other targets and goals. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s current estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of forward-looking statements. For a discussion of risks and uncertainties that may affect the future results of the Company, please see the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as applicable, which are available on www.morganstanley.com. This presentation is not an offer to buy or sell any security.The End Notes are an integral part of this Presentation. See slides 16-18 for information related to the financial metrics in this presentation.Please note this presentation is available at www.morganstanley.com.

 Mark to Market: 2017 Strategic Objectives(1)  1  Streamline: $1Bn Expense Reduction     On Track for $1Bn in Expense Reduction by 2017  2  Complete Fixed Income Restructuring and Maintain Revenue Footprint     Retained Revenue Footprint, with 25% Headcount Reduction and Reduced Resources  3  Wealth Mgmt. Pre-Tax Margin(2): 23 – 25%     Achieved 22% Margin, Despite Transactional Revenue Headwinds  4  Increase Capital Return to Shareholders     Received Non-Objection to Increase Dividend (+33%) and Buyback (+40%)(3)  5  ROE: 9 – 11%    Ongoing  2016 Status   Objective

 2016 Performance: Progress Towards 9 – 11% ROE(1)(2)  Earnings: $4.7Bn  Avg. CE: $67Bn  = 7.0% ROE(3)  Earnings: $5.5Bn  Avg. CE: $69Bn  = 8.0% ROE(4)  ROE: 9  11%  2017 Target

 Opportunities for Future Operational Improvements  1  2  3  4  5  Deliver on Target ROE

 1  2017 & Beyond  Expect Continued Operating Leverage to Achieve 2017 Expense Efficiency Ratio Target of 74.0%   Maintain Expense Discipline and Fully Realize Streamline Savings  Focused on Operating Leverage  Firm Revenues, ex-DVA ($Bn)(1)  Reduced Non-Compensation Expenses by ~$700MM  Maintained Compensation Discipline  Grew PBT by 12% on Flat Revenues  77.2%  74.5%  Expense Efficiency Ratio, ex-DVA(2):    Pre-Tax Profit  Compensation Expense  Non-Compensation Expense

  Leading Investment Banking Franchise     Continued Strength in Advisory  Upside from Normalization of Underwriting  Industry Completed M&A Volumes ($Tn)(1)  2      IPOs  Other Equity & Equity-Linked    Industry Equity Underwriting Volumes ($Tn)(2)  19.4%  32.9%  Morgan Stanley Increasing Market Share  8.8%  8.3%  Morgan Stanley Retaining Market Share  2016: #2 In Global Announced & Completed M&A  2016: #2 in Global IPOs#2 in Global Equity & Equity Linked

Morgan Stanley

2 Sales & Trading Strategic Priorities


SALES & TRADING
EQUITIES
Maintain #1 Global Revenue
Grow Wallet Share
Deepen Prime Brokerage Footprint
Monetize Relationships in Flow Trading
Further Build Asia Franchise
Shifting Competitive Landscape
One Management Team
Leveraging Best of Group Technology Across all Products and Regions
Sharing and Optimizing Resources
FIXED INCOME
Maintain Historical Revenue Footprint
Capitalize on Client Momentum
Focus on Strength of Team and Depth of Bench
Increase Trading Velocity
Shifting Competitive Landscape

8

Morgan Stanley

2 Sales & Trading Positioned for Market Opportunities

Monetizing Strength Across Equities

- ✓ #1 Globally 3 Years Running
- ✓ Gained Share in 2014, 2015 and 2016
- ✓ Opportunity to Deploy Balance Sheet Profitably Across the Franchise with Strong Returns
- ✓ Client Demand for Content, Liquidity, and Financing Solutions

Equity Sales & Trading Total Wallet, ex-DVA ($Bn)(1)(2)(3)


Morgan Stanley Increasing Wallet Share
17%
20%
36
42
42
45
41
2012
2013
2014
2015
Pro Forma 9M16 Annualized (4)

Fixed Income Restructuring in Progress

Fixed Income Sales & Trading Revenues, ex-DVA ($Bn)(5)


Restructuring
0.6
0.9
1.3
1.5
1.5
4Q15
1Q16
2Q16
3Q16
4Q16

Fixed Income and Commodities, ex-Lending ($Bn)(6)(7)(8)


158
($41Bn)
117
3Q15
4Q16
Pro Forma Advanced RWA
417
($78Bn)
339
3Q15
4Q16
Pro Forma SLR Exposure

9

 3  Pre-Tax Margin (%)  +13%  (2)  Expanded Margins Allow for Reinvestments into Profitable Growth   Wealth Management Poised to Grow    Wealth Management Has Achieved Several Critical Milestones Since the JV  Franchise Growth   2017 Pre-Tax Margin(1) Target at 23-25%, Focus on Growing Pre-Tax Earnings  Revenues ($Bn)  4% CAGR  (2)  Pre-Tax Earnings ($Bn)  22% CAGR  (2)

 3  Transactional Revenue ($Bn)(1)   Wealth Management Revenue Headwinds Abating   Upside From Increased Retail Engagement  Continued Expense Leverage  Additional Tailwind From Rising Rates  Total Expenses ($Bn)  Net Interest Income ($Bn)      Compensation/Ratio(2)  Non-Compensation    56.9%  56.5%  59.3%  Low Rates Offset by Deployment Strategy   Muted Investor Engagement  Maintained Expense Base with Growing Revenues  Operating Leverage Persists

  Wealth Management Digital Strategy  Digital Tools Enhance Client Experience & Capabilities Attract New Customer Base  Being Built Through a Network of Best-of-Breed Partnerships  Modernized Branch System with digital self-service to drive FA efficiency  Modernize Branch System & FA Operations  1  Predictive Analytics and Machine Learning to help deliver timely, relevant communications through omni-channel capabilities (mobile, social, video, text, chat)  Drive Client Engagement  2  Digital Products and Channels to attract clients who prefer digital investing, supported by Morgan Stanley’s platform   Target New Client Segment   3    3

  Summary Margin Expansion and Growth Opportunities  Consistent Margin Improvement Since the Acquisition of Smith Barney  Key Drivers  Additional Drivers  Pre-Tax Margin (%)(1)(2)  Merger Synergies   Building the Bank  Cost Discipline   Annuitizing Revenues  Retail Investor Engagement  Rising Rates  Lending Penetration  Continued Cost Discipline  Wallet Share Opportunities  (3)  3

Morgan Stanley

4 Investment Management Enters Period of Stability and Growth

Balanced Business Mix


28%
33%
AUM
$417Bn
39%
Traditional Public (Equity & Fixed Income)
Solutions & Alternatives (Alternatives / Other Products)
Liquidity

Strategic Focus

- ✓ **Organizational Realignment**
- ✓ **Rationalized Cost Base**
- ✓ **Legacy Third Party Fund LP Positions**

Growth Opportunities

Enhance Distribution Capabilities

- U.S. Intermediary and Asia
- Solutions & Partnerships Focus

New Product Launches

- Differentiated Alternative Origination Platform
- Leverage Morgan Stanley Connectivity

Growth with Limited Balance Sheet & Cost Requirements

- Synergies and Efficiencies with Existing Platforms

14

 Capital Sufficiency…  ...Supporting Growth in Capital Return   Continue To Return Capital To Shareholders  Total Capital Return ($Bn)  Average Common Equity, ex-DVA ($Bn)(1)    Common Dividends    Buybacks    5

Morgan Stanley

End Notes

These notes refer to the financial metrics presented on Slide 3.

1. Represents progress during the current calendar year against the 2017 Strategic Objectives established at the beginning of 2016.
2. Pre-tax margin is a non-GAAP financial measure that the Company considers useful for investors to assess operating performance. Pre-tax margin represents income (loss) from continuing operations before taxes divided by Net Revenues.
3. In June 2016, we received a conditional non-objection from the Federal Reserve to our 2016 capital plan. Pursuant to the conditional non-objection, we are able to execute the capital actions set forth in our 2016 capital plan, which include increasing our common stock dividend to $0.20 per share beginning in the third quarter of 2016 and executing share repurchases of $3.5 billion during the period July 1, 2016 through June 30, 2017. The Federal Reserve Board also asked us to submit an additional capital plan by December 29, 2016 addressing weaknesses identified in our capital planning process. Future capital distributions may be restricted if these identified weaknesses are not satisfactorily addressed when the Federal Reserve reviews our resubmitted capital plan. Our 2015 capital plan approved by the Federal Reserve was for share repurchases of $3,125 million for the periods 2Q15 through 2Q16 (for comparative purposes the percent change of buyback is based on 80% of the total 2015 approval representing 4 of the 5 approved quarters).

These notes refer to the financial metrics presented on Slide 4.

1. The calculation of return on equity ('ROE') uses net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity ('Avg. CE').
2. ROE, and ROE, ex DVA and Discrete Tax Benefits are non-GAAP financial measures that the Firm considers useful for investors to assess operating performance.
3. The 7% ROE for 2015 represents ROE excluding DVA and net discrete tax benefits ('Discrete Tax Benefits'). To determine ROE, ex DVA and Discrete Tax Benefits both the numerator and denominator were adjusted to exclude these items.
4. The 8% ROE for 2016 is unadjusted for DVA and net discrete tax benefits as those amounts had no impact on the ROE calculation. Effective January 1, 2016, pursuant to new accounting guidance that the Firm adopted, gains and losses from DVA are presented in other comprehensive income (i.e., a component of common equity) as opposed to net revenues and net income.

These notes refer to the financial metrics presented on Slide 6.

1. 2015 Net Revenues were $34,537 million, excluding the positive impact of $618 million from DVA. Net Revenue, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to allow better comparability of period to period operating performance.
2. Firm Expense Efficiency ratio represents total non-interest expenses as a percentage of Net Revenues (or in 2015, Net Revenues, ex-DVA). For 2015, the Expense Efficiency ratio was calculated as non-interest expenses of $26,660 million, divided by Net Revenues of $34,537, which excludes the positive impact of $618 million from DVA for 2015. The Expense Efficiency ratio, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to assess operating performance.

These notes refer to the financial metrics presented on Slide 7.

1. M&A Completed Industry volumes, M&A Completed Market Shares and M&A Completed and Announced League Table Rankings are from Thomson Reuters as of January 9, 2017. Market Share is calculated as the percentage of Morgan Stanley's volume to the Industry volume. M&A Completed and Announced League Table Rankings are for the period of January 1, 2016 to December 31, 2016.
2. Equity Underwriting Industry volumes, Equity Underwriting Market Shares and Equity Underwriting League Table Rankings are from Thomson Reuters. Each periods' data is as of January of the following calendar year. Market Share is calculated as the percentage of Morgan Stanley's volume to the Industry volume. Equity Underwriting League Table Rankings are for the period of January 1, 2016 to December 31, 2016.

16

Morgan Stanley

End Notes

These notes refer to the financial metrics presented on Slide 9.

1. Total Wallet represents the aggregated reported net revenues for the following peers: Goldman Sachs, JP Morgan, Bank of America, Citigroup, UBS, Deutsche Bank, Credit Suisse, and Barclays. Morgan Stanley's wallet share calculated as the percentage of Morgan Stanley's Net Revenues, ex-DVA to Total Wallet. Equity Sales & Trading Net Revenues, ex DVA is a non-GAAP financial measure the Company considers useful for investors to allow better comparability of period to period operating performance.
2. European peer results were translated to USD using average exchange rates for the appropriate period; sourced from S&P Capital IQ.
3. Peer data has been adjusted for DVA, where it is reported and where applicable. Goldman Sachs results also exclude the Americas Reinsurance business in 2012 and 2013 and the gain on sale of a hedge fund administration business in 2012.
4. Represents 2016 nine months Total Wallet annualized since not all peers have reported as of January 17, 2016.
5. Fixed Income Sales & Trading Net Revenues, ex-DVA for the quarter ending December 31, 2015 were $550 million, excluding a $90 million negative impact from DVA in the quarter. Fixed Income Sales and Trading Net Revenues, ex-DVA is a non-GAAP financial measure the Company considers useful for investors to allow better comparability of period to period operating performance.
6. All figures presented exclude RWAs and leverage exposure associated with lending activities.
7. The Company estimates its pro forma fully phased-in Advanced risk-weighted assets ('RWA') and pro forma fully phased-in Supplementary Leverage Ratio ('SLR') exposure based on the Company's current assessment of the Basel III final rules and other factors, including the Company's expectations and interpretations of the proposed requirements, which may be subject to change as the Company receives additional clarification and guidance from the Federal Reserve. These pro forma computations are preliminary estimates as of January 17, 2016 and could be subject to revision in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2016.
8. Pro forma fully phased-in Advanced RWA and pro forma fully phased-in SLR Exposure, are non-GAAP financial measures that the Company considers to be useful measures to the Company and investors to evaluate compliance with future regulatory capital requirements.

These notes refer to the financial metrics presented on Slide 10.

1. Pre-tax margin represents income (loss) from continuing operations before taxes divided by Net Revenues. Pre-tax margin is a non-GAAP financial measure that the Company considers useful for investors to assess operating performance.
2. Pro Forma 2010 data has been recast to exclude the Managed Futures and International Wealth Management businesses, which are now reported in the Investment Management and the Institutional Securities business segments, respectively.

17

End Notes    These notes refer to the financial metrics presented on Slide 11.Transactional revenues include investment banking, trading, and commissions and fee revenues.Compensation ratio is calculated as compensation and benefits expense as a percentage of Net Revenues.These notes refer to the financial metrics presented on Slide 13.Pre-tax margin represents income (loss) from continuing operations before taxes divided by Net Revenues. Pre-tax margin is a non-GAAP financial measure that the Company considers useful for investors to assess operating performance. The attainment of margins in 2017 and beyond may be impacted by external factors that cannot be predicted at this time, including macroeconomic and market conditions and future regulations.All periods have been recast to exclude the Managed Futures business, which is now reported in the Investment Management business segment. Additionally, the periods 2010-2013 have been recast to exclude the International Wealth Management business, currently reported in the Institutional Securities business segment.Pre-tax margin for 2012 excludes $193 million of non-recurring costs in 3Q12 associated with the Morgan Stanley Wealth Management integration and the purchase of an additional 14% stake in the joint venture.These notes refer to the financial metrics presented on Slide 15.Represents the Firm’s average common equity excluding DVA for all periods prior to 2016. Average common equity excluding DVA is a non-GAAP financial measures that the Firm considers useful for investors to assess capital adequacy and capital returns.

 Strategic Update  James P. Gorman, Chairman and Chief Executive Officer January 17, 2017